UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): July 2, 2013

First PacTrust Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-35522	04-3639825
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

18500 Von Karman Ave, Suite 1100

Irvine, California 92612

(Address of principal executive offices)

(949) 236-5211

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

Preferred Stock Over-Allotment Closing

On July 8, 2013, First PacTrust Bancorp, Inc. (the “Company”) completed the issuance and sale of 210,000 depositary shares (the “Depositary Shares”), each such Depositary Share representing ownership of 1/40th of a share of the Company’s 8.00% Non-Cumulative Perpetual Preferred Stock, Series C, $0.01 par value per share, with a liquidation preference of $1,000 per share (the “Series C Preferred Stock”), at a public offering price of $25.00 per Depositary Share, pursuant to the Underwriters’ (as defined below) exercise in full of their over-allotment option under the terms of the Underwriting Agreement, dated June 5, 2013, between the Company and Goldman, Sachs & Co. and Keefe, Bruyette & Woods, Inc. as representatives of the several underwriters (collectively, the “Underwriters”) listed in Schedule A thereto (the “Underwriting Agreement”). The issuance of the Series C Preferred Stock and the Depositary Shares was completed pursuant to the Prospectus, filed as a part of the Company’s Registration Statement on Form S-3 with the Securities and Exchange Commission, dated November 23, 2010, as supplemented by a prospectus supplement dated June 5, 2013. The Depositary Shares were sold to the Underwriters at a price of $24.2125 per Depositary Share.

The foregoing summary of the terms of the Underwriting Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Underwriting Agreement, which is filed as Exhibit 1.1 hereto and incorporated herein by reference. The following documents are also being filed with this Current Report on Form 8-K and incorporated herein by reference: (i) the Deposit Agreement dated June 12, 2013 between the Company, Registrar and Transfer Company, as Depositary, and the holders from time to time of the depositary receipts described therein; (ii) the form of certificate representing the Series C Preferred Stock; (iii) the form of depositary receipt representing the Depositary Shares; and (iv) the validity opinion with respect to the Series C Preferred Stock and the Depositary Shares.

Appointment of Chief Risk Officer

On July 2, 2013, David R. Misch, formerly the Chief Executive Officer of The Private Bank of California, tendered his resignation to the Company. Effective July 3, 2013, Richard Herrin was appointed as the Company’s Chief Risk Officer. Since January 22, 2013, Mr. Herrin had been serving as the Company’s interim Chief Risk Officer.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. The exhibits listed on the Exhibit Index accompanying this Current Report on Form 8-K are filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 8, 2013

First PacTrust Bancorp, Inc.

By:	/s/ Richard Herrin
Name: Richard Herrin
Title: Executive Vice President, Chief Administrative Officer and Corporate Secretary

EXHIBIT INDEX

Number	Description

1.1	Underwriting Agreement, dated as of June 5, 2013, among the Company, Goldman, Sachs & Co. and Keefe, Bruyette & Woods, Inc. as representatives of the several underwriters listed in Schedule A thereto (included as Exhibit 1.1 to the Company’s Current Report on Form 8-K filed on June 12, 2013, and incorporated herein by reference)

3.1	Articles Supplementary for 8.00% Non-Cumulative Perpetual Preferred Stock, Series C (included as Exhibit 3.1 to the Company’s Current Report on Form 8-K filed on June 12, 2013, and incorporated herein by reference)

4.1	Form of Certificate Representing the 8.00% Non-Cumulative Perpetual Preferred Stock, Series C (included as Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on June 12, 2013, and incorporated herein by reference)

4.2	Deposit Agreement, dated June 12, 2013, among the Company, Registrar and Transfer Company and the holders from time to time of the depositary receipts described therein (included as Exhibit 4.2 to the Company’s Current Report on Form 8-K filed on June 12, 2013, and incorporated herein by reference)

4.3	Form of depositary receipt representing the Depositary Shares (included as part of Exhibit 4.2)

5.1	Opinion of Silver, Freedman & Taff, L.L.P.

23.1	Consent of Silver, Freedman & Taff, L.L.P. (included in Exhibit 5.1)